                                                                   EXHIBIT 10.62
September 8, 2000

NOVA Corporation
NOVA Information Systems, Inc.
One Concourse Parkway, Suite 300
Atlanta, GA 30328
Attn:  Stephen M. Scheppmann

               Re:  Revolving Credit Facility
                    -------------------------

Ladies and Gentlemen:

BANK OF AMERICA, N.A. (the "Lender") is pleased to make available to NOVA
                            ------
Corporation, a Georgia corporation ("NOVA") and NOVA Information Systems, Inc.,
                                     ----
a Georgia corporation ("NIS"; each of NOVA and NIS, individually, a "Borrower"
                        ---                                          --------
and collectively, the "Borrowers"), a revolving credit facility on the terms and
                       ---------
subject to the conditions set forth below. Terms not defined herein have the meanings assigned to them in Exhibit A hereto.
                             ---------

1.  The Facility.

     (a) The Commitment. Subject to the terms and conditions set forth herein, the Lender agrees to make available to the Borrowers until the Maturity Date a revolving credit facility providing for loans

          ("Loans") in an aggregate principal amount not exceeding at any time
            -----
          $25,000,000 (the "Commitment").  Within the foregoing limit, the
                            ----------
          Borrowers may borrow, repay and reborrow Loans until the Maturity
          Date.

     (b) Borrowings, Conversions, Continuations. Each of the Borrowers may request that Loans be (i) made as or converted to Base Rate Loans by irrevocable notice to be received by the Lender not later than 2 p.m. (Charlotte time) on the Business Day of the borrowing or conversion, or (ii) made or continued as, or converted to, Eurodollar Rate Loans by irrevocable notice to be received by the Lender not later than 2 p.m. (Charlotte time) three Business Days prior to the Business Day of the borrowing, continuation or conversion. If the Borrowers fail to give a notice of conversion or continuation prior to the end of any Interest Period in respect of any Eurodollar Rate Loan, the Borrowers shall be deemed to have requested that such Loan be converted to a Base Rate Loan on the last day of the applicable Interest Period. Notices pursuant to this Paragraph 1(b) may be given by telephone if
                                   --------------
          promptly confirmed in writing.

          Each Eurodollar Rate Loan shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Base Rate Loan shall be in a minimum principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. There shall not be more than 5 different Interest Periods in effect at any time.

     (c) Interest. At the option of the Borrowers, Loans shall bear interest at a rate per annum equal to (A) from the date hereof through the first Calculation Date under the Incorporated Agreement to occur on or after November 13, 2000, (i) the Eurodollar Rate plus 1.25% or (ii)
                                                           ----
          the Base Rate and (B) from the first Calculation Date under the Incorporated Agreement to occur on or after November 14, 2000 and thereafter, (i) the Applicable Percentage for Eurodollar Loans as then determined under the Incorporated Agreement plus 0.25% or (ii) the
                                                      ----
          Applicable Percentage for Base Rate Loans as then determined under the Incorporated Agreement plus 0.25%. Interest on Base Rate Loans shall
                                 ----
          be calculated on the basis of a year of 365 or 366 days and actual days elapsed. All other interest hereunder shall be calculated on the basis of a year of 360 days and actual days elapsed.

          The Borrowers promise to pay interest (i) for each Eurodollar Rate Loan, (A) on the last day of the applicable Interest Period, and (B) on the date of any conversion of such Loan to a Base Rate Loan; (ii) for Base Rate Loans, on the last Business Day of each calendar month; and (iii) for all Loans, on the Maturity Date. If the time for any payment is extended by operation of law or otherwise, interest shall continue to accrue for such extended period.

          After the date any principal amount of any Loan is due and payable (whether on the Maturity Date, upon acceleration or otherwise), or after any other monetary obligation hereunder shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the Base Rate plus 2%. Such interest shall be payable on demand.

          In no case shall interest hereunder exceed the amount that the Lender may charge or collect under applicable law.

     (d) Evidence of Loans. The Loans and all payments thereon shall be evidenced by the Lender's loan accounts and records. Such loan accounts and records shall be conclusive absent manifest error of the amount of the Loans and payments thereon. Any failure to record any Loan or payment thereon or any error in doing so shall not limit or otherwise affect the obligation of the Borrowers to pay any amount owing with respect to the Loans.

     (e) Unused Fee. The Borrowers promise to pay a commitment fee of (i) from the date hereof through the first Calculation Date under the Incorporated Agreement to occur on or after November 13, 2000, 0.30% per annum on the actual daily unused portion of the Commitment and
          (ii) from the first Calculation Date under the Incorporated Agreement to occur on or after November 14, 2000 and thereafter, the Applicable Percentage for Unused Fees as then determined under the Incorporated Agreement plus 0.05%, payable in arrears on the last Business Day of
                    ----
          each calendar quarter and on the Maturity Date, and calculated on the basis of a year of 360 days and actual days elapsed.

     (f) Repayment. The Borrowers promise to pay all Loans then outstanding on the Maturity Date. The obligations of the Borrowers, as Borrowers, are several and not joint obligations of each of the Borrowers.

     (g) Prepayments. The Borrowers may prepay Loans in accordance with and subject to the provisions of Section 3.3(a) the Incorporated Agreement.

     (h) Commitment Reductions. The Borrowers may, upon five Business Days' notice, reduce or cancel the undrawn portion of the Commitment,

          provided, that the amount of such reduction is not less than
          --------
          $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

2.   Conditions Precedent to Loans.

     (a) Conditions Precedent to Initial Loan. As a condition precedent to the initial Loan hereunder, the Lender must receive the following from the Borrowers in form satisfactory to the Lender:

          (i) the enclosed duplicate of this Agreement duly executed and delivered on behalf of the Borrowers and the Guarantors;

          (ii)   appropriate authorizing resolutions;

          (iii) such other documents and certificates (including a legal opinion) as the Lender may reasonably request; and

          (iv)   payment of the agreed-upon upfront fees.

     (b) Conditions to Each Borrowing, Continuation and Conversion. As a condition precedent to each borrowing (including the initial borrowing), conversion and continuation of any Loan:

          (i) The Borrowers must furnish the Lender with, as appropriate, a notice of borrowing, conversion or continuation;

          (ii)   each representation and warranty set forth in Paragraph 3 below
                                                               -----------
                 shall be true and correct in all material respects as if made on the date of such borrowing, continuation or conversion; and

          (iii) no Default or Event of Default shall have occurred and be continuing on the date of such borrowing, continuation or conversion.

          Each notice of borrowing and notice of conversion or continuation shall be deemed a representation and warranty by the Borrowers that the conditions referred to in clauses (ii) and (iii) above have been met.

3. Representations and Warranties. The Borrowers and the Guarantors hereby agree that the representations and warranties contained in Section 6 of the Incorporated Agreement and any and all Additional Incorporated Agreement Representations (collectively, the "Incorporated Representations") are
                                         ----------------------------
     hereby incorporated by reference and shall be as binding on the Borrowers and the Guarantors as if fully set forth herein.

4. Covenants. So long as principal of and interest on any Loan or any other amount payable hereunder or under any other Loan Document remains unpaid or unsatisfied and the Commitment has not been terminated, the Borrowers and the Guarantors hereby agree that the covenants and agreements applicable to them contained in Section 7 (Affirmative Covenants) and Section 8 (Negative Covenants) of the Incorporated Agreement, including for purposes of this

     Paragraph 4 each Additional Incorporated Agreement Covenant (collectively,
     -----------
     the "Incorporated Covenants), are hereby incorporated by reference and
          ----------------------
     shall be as binding on the Borrowers and the Guarantors as if fully set forth herein.

     Any financial statements, certificates or other documents received by the Lender under the Incorporated Agreement shall be deemed delivered hereunder.

5.   Events of Default.  The following are "Events of Default:"
                                            -----------------

     (a) Any Borrower fails to pay any principal of any Loan as and on the date when due; or

     (b) Any Borrower fails to pay any interest on any Loan, or any commitment fee due hereunder, or any portion thereof, within three days after the date when due; or any Borrower fails to pay any other fee or amount payable to the Lender under any Loan Document, or any portion thereof, within five days after the date due; or

     (c) Any Borrower fails to comply with any covenant or agreement incorporated herein by reference pursuant to Paragraph 4 above,
                                                       -----------
          subject to any applicable grace period and/or notice requirement set forth in Section 9 of the Incorporated Agreement (it being understood and agreed that any such notice requirement shall be met by the Lender's giving the applicable notice to such Borrower hereunder); or

     (d) Any representation or warranty in any Loan Document or in any certificate, agreement, instrument or other document made or delivered by any Borrower pursuant to or in connection with any Loan Document proves to have been incorrect when made or deemed made; or

     (e) Any "Event of Default" specified in Section 9 of the Incorporated Agreement, including for purposes of this Paragraph 5(e) each
                                                    --------------
          Additional Incorporated Agreement Event of Default (collectively, the "Incorporated Events of Default") occurs and is continuing, without
           ------------------------------
          giving effect to any waiver or amendment thereof pursuant to the Incorporated Agreement, it being agreed that each such "Event of Default" shall survive any termination, cancellation, discharge or replacement of the Incorporated Agreement.

     Upon the occurrence of an Event of Default, the Lender may declare the Commitment to be terminated, whereupon the Commitment shall be terminated, and/or declare all sums outstanding hereunder and under the other Loan Documents, including all interest thereon, to be immediately due and payable, whereupon the same shall become and be immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, all of which are hereby expressly waived; provided,
                                                                      --------
     however, that upon the occurrence of any event specified in Section 9.1(e)
     -------
     of the Incorporated Agreement, the Commitment shall automatically terminate, and all sums outstanding hereunder and under each other Loan Document, including all interest thereon, shall become and be immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, all of which are hereby expressly waived.

6.   Guaranty.  The Guarantors hereby agree that the Guaranty contained in
     Section 4 of the Incorporated Agreement (the "Incorporated Guaranty") is
                                                   ---------------------
     incorporated by reference and shall be as binding on the Guarantors as if set forth fully herein; provided, however, as incorporated herein "Credit
                             --------  -------
     Party Obligations" means (i) as to either NOVA or NIS, without duplication,
     (a) all obligations of the other Borrower to the Lender, whenever arising, under this Agreement, (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code), and (b) all liabilities and obligations, whenever arising, owing from the other Borrower to the Lender, or any Affiliate of the Lender, arising under any Hedging Agreement relating to the Loans hereunder and (ii) as to each other Guarantor, without duplication, (a) all obligations of any of the Borrowers to the Lender, whenever arising, under this Agreement (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the

     Bankruptcy Code), and (b) all liabilities and obligations, whenever arising, owing from any of the Borrowers to the Lender, or any Affiliate of the Lender, arising under any Hedging Agreement relating to the Loans hereunder.


7.   Other Provisions Relating to the Loans; Miscellaneous.  The parties hereto
     -----------------------------------------------------
     hereby agree that the provisions set forth in Sections 3.6, 3.7, 3.8, 3.9, 3.10(a), 3.11, 3.14 and Section 11 of the Incorporated Agreement (the

     "Additional Incorporated Provisions") are incorporated by reference (with
     -----------------------------------
     such adjustments or modifications as necessary to maintain the substance of the provisions contained therein) and shall be binding on the parties hereto as if set forth fully herein. The incorporation by reference to the Incorporated Agreement of the Incorporated Representations, the Incorporated Covenants, the Incorporated Events of Default, the Incorporated Guaranty, the Additional Incorporated Provisions and the Incorporated Definitions shall survive the termination of the Incorporated Agreement. The Incorporated Representations, the Incorporated Covenants, the Incorporated Events of Default, the Incorporated Guaranty, the Additional Incorporated Provisions and the Incorporated Definitions (including all exhibits, schedules and defined terms referred to therein) are hereby (or, in the case of each Additional Incorporated Agreement Representations, the Additional Incorporated Agreement Covenants and the Additional Incorporated Events of Default, shall, upon its effectiveness,
     be) incorporated herein by reference as if set forth in full herein with appropriate substitutions, including the following: (a) all references to "this Credit Agreement" shall be deemed to be references to this Agreement;
     (b) all references to "the Administrative Agent", "the Lenders" and the "Required Lenders" shall be deemed to be references to the Lender; (c) all references to "Default" and "Event of Default" shall be deemed to be references to a Default and an Event of Default, respectively; all references to "Revolving Loans" shall be deemed to be references to the Loans; and (e) all references as to "Credit Document" or "Credit Documents" or any similar reference shall be deemed refer to this Agreement as well as the other Loan Documents.


Please indicate your acceptance of the Commitment on the foregoing terms and conditions by returning an executed copy of this Agreement to the undersigned not later than September 14, 2000.

                              BANK OF AMERICA, N.A.


                              By:    /s/ Michael J. McKenney
                                     -----------------------

                              Name:  Michael J. McKenney
                                     -----------------------

                              Title: Managing Director
                                     -----------------------

Accepted and Agreed to as of the date first written above:

BORROWERS
AND GUARANTORS:               NOVA CORPORATION

                              By:    /s/ Steve Scheppmann
                                     -----------------------------------
                              Name:  Steve Scheppmann
                                     ---------------------------------
                              Title: Executive Vice President and CFO
                                     ---------------------------------

                              NOVA INFORMATION SYSTEMS, INC.


                              By:    /s/ Marion Paul Stevenson
                                     ---------------------------------
                              Name:  Marion Paul Stevenson
                                     ---------------------------------
                              Title: Senior Vice President and CFO
                                     ---------------------------------

GUARANTORS:



                              LADCO FINANCIAL GROUP,
                              a California corporation

                              By:    /s/ John Fasano
                                     ---------------------------------
                              Name:  John Fasano
                                     ---------------------------------
                              Title: Vice President
                                     ---------------------------------

                              NOVA ASSET MANAGEMENT COMPANY,
                              a Delaware corporation

                              By:    /s/ John Fasano
                                     ---------------------------------
                              Name:  John Fasano
                                     ---------------------------------
                              Title: President
                                     ---------------------------------

                              NOVA GEORGIA SERVICES, L.P.,
                              a Delaware limited partnership

                              By:    /s/ Marion Paul Stevenson
                                     ---------------------------------
                                     NOVA Information
                                     Systems, Inc.
                                     Its General Partner
                              Name:  Marion Paul Stevenson
                                     ---------------------------------
                              Title: Senior Vice President and CFO
                                     ---------------------------------

                              NOVA GA. COMMAND, INC.,
                              a Delaware corporation

                              By:    /s/ John Fasano
                                     ---------------------------------
                              Name:  John Fasano
                                     ---------------------------------
                              Title: President
                                     ---------------------------------

                              NOVA INFORMATION SERVICES COMPANY,
                              a Georgia corporation

                              By:    /s/ John Fasano
                                     ---------------------------------
                              Name:  John Fasano
                                     ---------------------------------
                              Title: President
                                     ---------------------------------

                              NOVA LICENSING COMPANY,
                              a Delaware corporation

                              By:    /s/ John Fasano
                                     ---------------------------------
                              Name:  John Fasano
                                     ---------------------------------
                              Title: President
                                     ---------------------------------

                              NOVA TN. COMMAND, INC.,
                              a Tennessee corporation

                              By:    /s/ John Fasano
                                     ---------------------------------
                              Name:  John Fasano
                                     ---------------------------------
                              Title: President
                                     ---------------------------------


                              PMT SERVICES, INC.,
                              a Tennessee corporation

                              By:    /s/ Marion Paul Stevenson
                                     ---------------------------------
                              Name:  Marion Paul Stevenson
                                     ---------------------------------
                              Title: Senior Vice President and CFO
                                     ---------------------------------

                                                                       EXHIBIT A

                                  DEFINITIONS

The parties hereto hereby agree that all capitalized terms not otherwise defined herein shall have the respective meanings assigned to such terms in the Incorporated Agreement, as in effect as of the date hereof (the "Incorporated
                                                                 ------------
Definitions") and such Incorporated Definitions are hereby incorporated by
-----------
reference and shall be as binding on the parties as if set forth fully herein.

Additional Incorporated      A covenant or agreement that is added to Section 7 (Affirmative Covenants)
 Agreement Covenant:         Section 8 (Negative Covenants) of the Incorporated Agreement after the date hereof, as such covenant or agreement is in effect on the date so added, without giving effect to any subsequent amendment or other modification thereof.
Additional Incorporated      An "Event of Default" that is added to Section 9 of the Incorporated
 Agreement Event of          Agreement after the date hereof, as such "Event of Default" is in effect on
 Default:                    the date so added, without giving effect to any subsequent amendment or other modification thereof.
Additional Incorporated      A representation or warranty that is added to Section 6 of the Incorporated
 Agreement Representation    Agreement after the date hereof, as such representation of warranty is in effect on the date so added, without giving effect to any subsequent amendment or other modification thereof.
Agreement:                   This letter agreement, as amended, restated, extended, supplemented or otherwise modified in writing from time to time.
Default:                     Any event that, with the giving of any notice, the passage of time, or both, would be an Event of Default.
Event of Default:            Has the meaning set forth in Paragraph 5.
Incorporated Agreement:      The Credit Agreement, dated as of November 16, 1999 among the Borrowers, the guarantors party thereto, the lenders party thereto and Bank of America,
                             N.A., as Administrative Agent for the Lenders.  Unless otherwise specified herein, all references to the Incorporated Agreement shall mean the
                             Incorporated Agreement as in effect on the date hereof, without giving effect to any amendment, supplement or other modification thereto or thereof after the date hereof.
Interest Period              "Interest Period" as such term is defined in the Incorporated Agreement, except that, as used herein, such term shall only refer to an Interest
                             Period with a duration of one (1) month.
Loan Documents:              This Agreement, and each promissory note, certificate, fee letter, and other instrument, document or agreement delivered in connection with this
                             Agreement.
Maturity Date:               The earlier of (i) December 29, 2000 or (ii) the effective date of a new
                             364-day credit facility to be entered into by the Borrowers, the Guarantors, certain lenders party thereto and Bank of America, N.A., as Agent, the proceeds of which shall be used to refinance all outstanding Loans under this Agreement.

September 8, 2000


NOVA Corporation
NOVA Information Systems, Inc.
One Concourse Parkway, Suite 300
Atlanta, GA 30328
  Attention:  Stephen M. Scheppmann


     Re: $25,000,000 Revolving Bridge Facility

Ladies and Gentlemen:

This letter is delivered to you in connection with that certain Credit Agreement dated as of the date hereof (the "Bridge Credit Agreement") by and among NOVA Corporation, NOVA Information Systems, Inc., the Guarantors party thereto and Bank of America, N.A. (the "Bank") regarding the establishment of a $25,000,000 revolving credit facility (the "Bridge Facility"). Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Bridge Credit Agreement.

In connection with, and in consideration of, the agreements contained in the Bridge Credit Agreement, the Borrowers jointly and severally agree with the Bank that, upon the closing of the Bridge Facility, the Borrowers will pay an upfront fee to the Bank in an amount equal to $62,500 (representing 0.25% of the $25,000,000 commitment provided). This fee shall be fully-earned upon becoming due and payable, shall be non-refundable for any reason whatsoever and shall be in addition to any other fee, cost or expense payable pursuant to the Bridge Facility.

If the foregoing is in accordance with your understanding, please execute and return this letter to us.

Very truly yours,


BANK OF AMERICA, N.A.


By: /s/ Michael J. McKenney
   -----------------------
    Michael J. McKenney

Title:  Managing Director

NOVA Corporation
NOVA Information Systems, Inc.
September 8, 2000
Page 2


Accepted and Agreed to
as of September 8, 2000:


NOVA CORPORATION


By: /s/ Steve Scheppmann
   ---------------------
    Steve Scheppmann

Title:  Executive Vice President and CFO


NOVA INFORMATION SYSTEMS, INC.


By: /s/ Marion Paul Stevenson
   --------------------------
    Marion Paul Stevenson

Title:  Senior Vice President and CFO

September 8, 2000


NOVA Corporation
NOVA Information Systems, Inc.
One Concourse Parkway
Suite 300
Atlanta, GA 30328
 Attention: Stephen M. Scheppmann


     Re: $75 Million 364-Day Revolving Credit Facility

Ladies and Gentlemen:

The purpose of this letter is to confirm your agreement to engage Bank of America, N.A. ("Bank of America") to be the sole and exclusive administrative agent (in such capacity, the "Administrative Agent"), and Banc of America Securities LLC ("BAS") to be the sole and exclusive Lead Arranger and Book Manager, for up to a $75,000,000, 364-day revolving credit facility (the "364-Day Facility") to NOVA Corporation and NOVA Information Systems, Inc. (each, a "Borrower" and collectively, the "Borrowers"). The Borrowers, Bank of America and BAS will use their best efforts to insure that the 364-Day Facility will close on or before December 29, 2000 and will be structured on mutually acceptable terms and conditions to be determined, such terms and conditions to be negotiated in good faith by the parties hereto and evidenced by a subsequent letter agreement among the parties hereto.

This letter shall be governed by laws of the State of New York. This letter is the only agreement that has been entered into among us with respect to the 364-Day Facility and sets forth the entire understanding of the parties with respect thereto. This letter may be modified or amended only by the written agreement of all of us. This letter is intended to be solely for the benefit of the parties hereto.

NOVA Corporation
NOVA Information Systems, Inc.
September 8, 2000

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,


BANK OF AMERICA, N.A.


By: /s/ Michael J. McKenney
   ------------------------
    Michael J. McKenney
Title: Managing Director


BANC OF AMERICA SECURITIES LLC


By: /s/ Wyatt Smith
   ----------------
    Wyatt Smith
Title: Vice President


Accepted and Agreed to
as of September 8, 2000:


NOVA CORPORATION


By: /s/ Steve Scheppmann
   ---------------------
    Steve Scheppmann
Title:  Executive Vice President and CFO


NOVA INFORMATION SYSTEMS, INC.


By: /s/ Marion Paul Stevenson
   --------------------------
    Marion Paul Stevenson
Title:  Senior Vice President and CFO